                                                                  EX- 99.906CERT

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Lloyd A. Wennlund, President/Chief Executive Officer of Northern Institutional Funds (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2003 (the "Report") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    August 1, 2003                     /s/ Lloyd A. Wennlund
     ----------------------                 ------------------------------------
                                            Lloyd A. Wennlund, President
                                            (Chief Executive Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                                                  EX- 99.906CERT

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Brian P. Ovaert, Treasurer/Chief Financial Officer of Northern Institutional Funds (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2003 (the "Report") fully complies with the requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    August 1, 2003                      /s/ Brian P. Ovaert
     -----------------------                 -----------------------------------
                                             Brian P. Ovaert, Treasurer
                                             (Chief Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Form N-CSR with the Commission.